UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

BERGIO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-150029	27-1338257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Daniel Road

Fairfield, NJ 07004

(Address of principal executive offices) (Zip Code)

(973) 227-3230

Registrant’s telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Resignation of Certifying Accountant

On December 2, 2019, Bergio International, Inc. (the “Bergio” or the “Company”) received notification from Tama, Budaj and Raab, P.C. “TBR”), the Company’s independent registered public accounting firm, advising the Company of TBR’s resignation as the Company’s independent registered public accounting firm.

Other than the reports of TBR on the financial statements of Bergio for the years ended December 31, 2018 and 2017 indicating an expression of substantial doubt as to the Company’s ability to continue as a going concern, the reports of TBR on the financial statements of Bergio for the past year did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

For the years ended December 31, 2018 and 2017, and through December 2, 2019, there were no disagreements with TBR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to TBR’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. For the years ended December 31, 2018 and 2017, and through the interim period ended December 2, 2019, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

(b) Engagement of New Certifying Accountant

Effective December 2, 2019, BF Borgers CPA PC (“BFB”) was engaged as the Registrant’s independent auditors, commencing with the year ended December 31, 2019.

During the years ended December 31, 2018 and 2017, and through December 2, 2019 (the date BFB was appointed), the Company did not consult BFB with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided TBR with a copy of the disclosures in this Current Report on Form 8-K disclosing the dismissal of TBR and requested in writing TBR furnish Bergio with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. TBR’s response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX	DESCRIPTION

16.1	Letter of Tama, Budaj and Raab, P.C., dated December 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERGIO INTERNATIONAL, INC.

Date: December 5, 2019	By:	/s/ Berge Abajian
Name: Berge Abajian
Title: Chief Executive Officer